Leases	6 Months Ended
Jun. 30, 2022
Leases [Abstract]
Leases

NOTE 11 — Leases

The Company has entered into warehouse, facility, and various office leases with third parties for periods ranging from one to eleven years. As discussed in “Note 3 — Recently Issued and Adopted Accounting Standards,” the Company adopted ASC 842 — Leases on January 1, 2022 utilizing the modified retrospective approach. The Company has elected the package of practical expedients, which allows the Company not to reassess (1) whether any expired or existing contracts as of the adoption date are or contain leases, (2) lease classification for any expired or existing leases as of the adoption date, and (3) initial direct costs for any existing leases as of the adoption date. The Company has elected not to recognize ROU assets and lease liabilities for leases with terms of 12 months or less.

The Company determines at the inception of a lease whether an arrangement that provides the Company control over the use of an asset is a lease. ROU assets and lease liabilities are initially measured at the lease commencement date based on the present value of the future lease payments over the lease term, discounted using an estimate of the Company’s incremental borrowing rate which approximates the rate to borrow funds on collateralized loans over a similar term of the lease. Renewal options are included in the calculation of ROU assets and lease liabilities when the Company determines that the option is reasonably certain of exercise based on an analysis of the relevant facts and circumstances. When operating leases contain provisions for maintenance services, which are considered non-lease components for accounting purposes, those non-lease components are excluded from the calculation of the ROU assets and lease liabilities.

Operating lease expense is generally recognized on a straight-line basis over the lease term unless another method better represents the pattern that benefit is expected to be derived from the right to use the underlying asset. For the three and six months ended June 30, 2022, the Company recognized total lease costs of $0.8 million and $1.6 million, respectively, which was comprised of $0.3 million and $0.7 million, respectively, in operating lease costs for ROU assets, and $0.4 million and $0.9 million, respectively, of short-term operating lease expense. For the three and six months ended June 30, 2021, the Company recognized rent expense of $0.3 million and $0.4 million, respectively.

The Company also entered into a related-party office lease as a result of its acquisition of an interest in Gulf Coast Environmental Services, LLC in 2020. During the three and six months ended June 30, 2022, the Company recognized rent expense of zero and $70 thousand, respectively, under this related-party lease which expired on May 1, 2022. For the three and six months ended June 30, 2021, the Company recognized rent expense of $53 thousand and $105 thousand, respectively, under this related-party lease.

Supplemental information related to the Company’s ROU assets and related operating lease liabilities were as follows:

(in thousands)	Six Months Ended June 30, 2022
Operating cash outflows for operating leases	$1,346
Weighted average remaining lease term (in years)	8.9
Weighted average discount rate	5.0%

In 2021, the Company entered into a new corporate office lease with a commitment of approximately $8.3 million that has not commenced as of June 30, 2022 and, therefore, has not been recognized on the Company’s consolidated balance sheet. This operating lease is expected to commence in the first half of 2023 with a lease term of 11 years.

As of June 30, 2022, future lease payments under the Company’s operating leases that have commenced are as follows:

(in thousands)
Remainder of 2022	$602
2023	625
2024	609
2025	589
2026	533
2027	546
Thereafter	2,576
Total future lease payments	6,080
Less portion representing imputed interest	(1,205)
Total operating lease liabilities	$4,875